UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(d) OF THE
 SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 25, 2008

Oncolin Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	001-50541 (Commission File No.)	88-0507007 (IRS Employer Identification No.)

1330 Post Oak Blvd., Suite 1600
 Houston, TX 77056
 (Address of Principal Executive Offices and Zip Code)
N/A
 (Former name or former address if changed since last report)
Registrant’s telephone number, including area code:(713) 621-5208
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 7.01. Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT 99.1

Item 7.01. Regulation FD Disclosure.

    Donald Picker, Chief Operating Officer of Oncolin Therapeutics, Inc. (“Oncolin”), and other executive officers will present the information reflected in the slides attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”) commencing March 25, 2008 at various investor meetings and conferences and analyst meetings.

    The information in this Report, including the slides attached hereto as Exhibit 99.1, is being furnished pursuant to this Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or under the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Report.

    By filing this Report and furnishing this information, ONCOLIN makes no admission as to the materiality of any information in this Report. The information contained in the slides is summary information that is intended to be considered in the context of ONCOLIN’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that ONCOLIN makes, by press release or otherwise, from time to time. ONCOLIN does not intend and undertakes no duty or obligation to publicly update or revise the information contained in this Report, although it may do so from time to time as its management believes is appropriate. Any such updating or revision may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

    ONCOLIN cautions you that statements information included in the slides attached hereto as Exhibit 99.1 that are not a description of historical facts are forward-looking statements that involve risks and assumptions that, if they materialize or do not prove to be accurate, could cause ONCOLIN’s results to differ materially from historical results or those expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to: the risk that ONCOLIN will be unable to raise sufficient capital to fund the projects necessary to meet its anticipated or stated goals and milestones; the risk that preclinical results are not indicative of the success of subsequent clinical trials; difficulties or delays in developing, testing, manufacturing and marketing and obtaining regulatory approval for ONCOLIN’s product candidates; the potential for regulatory authorities to require additional preclinical work or other clinical requirements to support regulatory filings; the scope and validity of patent protection for ONCOLIN’s product candidates; and other risks and uncertainties more fully described in ONCOLIN’s press releases and periodic filings with the Securities and Exchange Commission. ONCOLIN’s public filings with the Securities and Exchange Commission are available at http://www.sec.gov.

    You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date when made. ONCOLIN does not intend to update any forward-looking statement included in the slides attached hereto as Exhibit 99.1 to reflect events or circumstances arising after the date on which it was made. This caution is made under the safe harbor provisions of Section 21E of the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The list of exhibits called for by this Item is incorporated by reference to the Index to Exhibits filed with this report.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONCOLIN THERAPEUTICS, INC.

Dated: March 25, 2008	By:	/s/ Steven M. Plumb

		Name:	Steven M. Plumb
		Title:	Chief Financial Officer

INDEX TO EXHIBITS

99.1	Presentation Slides